                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           _________________________


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  November 16, 1998


                          SANTA FE GAMING CORPORATION
                          ---------------------------
              (Exact Name of Registrant as Specified in Charter)


     NEVADA                          1-9481                   88-0304348
     ------                          ------                   -----------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


       4949 NORTH RANCHO DRIVE                              89130
        LAS VEGAS, NEVADA
       -----------------------                              ------
 (Address of Principal Executive Offices)                 (Zip Code)


     Registrant's telephone number, including area code:  (702) 658-4300
                                                          --------------

                                     NONE
                                     ----
         (Former Name or Former Address, if Changed Since Last Report)

                               Page 1 of 4 Pages
                            Exhibit Index at Page 3

ITEM 5.   OTHER EVENTS.

     This report is qualified in its entirety by reference to the documents described herein and attached or incorporated herein as exhibits hereto, which are incorporated herein by this reference.

     Pioneer Finance Corp. ("Pioneer"), a wholly-owned subsidiary of Santa Fe Gaming Corporation, announced on November 16, 1998 that it has amended its outstanding exchange offer and consent solicitation launched on October 23, 1998 with respect to its 13-1/2% First Mortgage Bonds due December 1, 1998 as described in the Supplement, dated November 14, 1998, to the Offering Circular and Consent Solicitation Statement incorporated herein by reference. In addition, Pioneer has extended the expiration date of the exchange offer and the expiration date of the consent solicitation to 5:00 P.M., New York City time, on Tuesday, November 24, 1998.

     A copy of the press release dated November 16, 1998 issued by Pioneer, relating to the amendment of the exchange offer and consent solicitation and the extended expiration date, is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.   EXHIBITS.

     The following exhibits are filed with this current report on Form 8-K:

Exhibit No.              Description
----------               -----------
  99.1           Press Release dated November 16, 1998.

  99.2           Supplement, dated November 14, 1998, to Offering Circular and
                 Consent Solicitation Statement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SANTA FE GAMING CORPORATION


Date:  November 16, 1998      By: /s/ Thomas K. Land
                                 -----------------------------
                                 Thomas K. Land
                                 Senior Vice President and
                                 Chief Financial Officer